UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2020

DIGITAL LOCATIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54817	20-5451302
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3700 State Street, Suite 350 Santa Barbara, CA	93105
(Address of Principal Executive Offices)	(Zip Code)

(805) 456-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 3. SECURITIES AND TRADING MARKETS

Item 3.02. Unregistered Sales of Equity Securities

On December 22, 2020, Digital Locations, Inc. (the “Company”) issued a total of 205,000,000 non-qualified stock options to purchase 205,000,000 shares of the Company’s common stock to four individuals, including the Company’s chief executive officer, a member of the Board of Directors, and two consultants, at an exercise price of one and seven tenths cents ($0.017) per share exercisable on a cash or cashless basis at any time until December 22, 2025. The options will vest according to the following schedule: 5,694,444 on the date of grant and 1/35 on the first day of each month thereafter until the remaining stock options have vested. The issuances of these options were exempt from registration pursuant to Section 4(a)(2) and 506(b) of Regulation D promulgated under the Securities Act. A copy of the form of non-qualified stock option agreement is attached to this Report as Exhibit 4.1.

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Compensation Arrangements. On December 22, 2020 the Company’s Board of Directors authorized the payment of a bonus to William E. Beifuss, Jr., its chief executive officer, in the amount of 25,000,000 non-qualified stock options to purchase up to 25,000,000 shares of the Company’s common stock at an exercise price of one and seven tenths cents ($0.017) per share exercisable on a cash or cashless basis at any time until December 22, 2025 (the “Option”) in consideration for his contributions to the Company during the 2020 fiscal year, including but not limited to assisting with the development, structure, and implementation of the Company’s business plan. The options will vest according to the following schedule: 694,460 on the date of grant and 1/35 on the first day of each month thereafter until the remaining stock options have vested. A copy of the Option is attached to this Report as Exhibit 4.2.

Compensation Arrangements. On December 22, 2020 the Company’s Board of Directors authorized the payment of a bonus to Byron Elton., a member of the Board of Directors, in the amount of 5,000,000 non-qualified stock options to purchase up to 5,000,000 shares of the Company’s common stock at an exercise price of one and seven tenths cents ($0.017) per share exercisable on a cash or cashless basis at any time until December 22, 2025 (the “Option”) in consideration for his contributions to the Company during the 2020 fiscal year, including but not limited to assisting with the vision, planning, and implementation of the Company’s business plan.. The options will vest according to the following schedule: 138,920 on the date of grant and 1/35 on the first day of each month thereafter until the remaining stock options have vested. A copy of the Option is attached to this Report as Exhibit 4.2.

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

4.1	Form of Non-Qualified Stock Option Agreement.

4.2	Non-Qualified Stock Option Agreement issued by Digital Locations, Inc. to William E. Beifuss, Jr.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIGITAL LOCATIONS, INC.

Date: December 28, 2020	By:	/s/ William E. Beifuss, Jr.
	Name:	William E. Beifuss, Jr.
	Title:	President and Chief Executive Officer

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